                                                                    Exhibit 99.1

This Statement on Form 4 is filed by CCP A, L.P., Clearlake Capital Partners,
LLC, CCG Operations, LLC, Steven C. Chang and Jose E. Feliciano. The principal business address of each of the Reporting Persons is 650 Madison Avenue, 23rd
Floor, New York, NY 10022.

Name of the Designated Filer:               Clearlake Capital Partners, LLC.
Date of Event Requiring Statement:          October 15, 2007
Issuer Name and Ticker or Trading Symbol:   GoAmerica, Inc. (GOAM)

Dated as of October 17, 2007

                                        CCP A, L.P., a Delaware
                                        limited partnership

                                            By: Clearlake Capital Partners, LLC
                                            Its:  General Partner

                                            By:  CCG Operations, LLC
                                            Its:  Managing Member

                                        CLEARLAKE CAPITAL PARTNERS, LLC

                                            By: CCG Operations, LLC
                                            Its:  Managing Member

                                        CCG OPERATIONS, LLC

                                             Each of the above by:

                                             /s/ Behdad Eghbali
                                             -----------------------------------
                                             Name: Behdad Eghbali
                                             Its: Authorized Person

                                        STEVEN C. CHANG

                                             /s/ Steven C. Chang
                                             -----------------------------------
                                             Name: Steven C. Chang

                                        JOSE E. FELICIANO

                                             /s/ Jose E. Feliciano
                                             -----------------------------------
                                             Name: Jose E. Feliciano